UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

AMENDMENT NO. 1 ON

FORM 8-K/a

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): December 30, 2011

KIT DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34437	11-3447894
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

26 West 17th Street - 2nd Floor	10011
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: +1 (212) 661-4111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K/A

KIT digital, Inc.

December 30, 2011

This Amendment No. 1 amends Item 9.01 of the Current Report on Form 8-K dated December 30, 2011 of KIT digital, Inc., a Delaware corporation, filed with the U.S. Securities and Exchange Commission on January 6, 2012, relating to the acquisition by KIT digital of substantially all of the assets of Sezmi Corporation, to include the information set forth below:

Item 9.01.		Financial Statements and Exhibits.

	(a)	Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), the financial statements of Sezmi Corporation are not "significant" and therefore not required to be filed pursuant to Item 3.05(b) of Regulation S-X.

	(b)	Pro Forma Financial Information.

In accordance with Item 9.01(b), the pro forma financial information is not "significant" and therefore not required to be filed pursuant to Article 11 of Regulation S-X.

	(c)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.
Date: March 15, 2012	By:	/s/ Robin Smyth
Robin Smyth
Chief Financial Officer

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